THE WARRANT REPRESENTED BY THIS WARRANT CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER SAID ACT AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED OR SOLD IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

Warrant No. [___]	Number of Shares: [_____] (subject to adjustment)
Date of Issuance: January 25, 2011

Original Issue Date (as defined in subsection 2(a)): January 25, 2011

22ND CENTURY GROUP, INC.

COMMON STOCK PURCHASE WARRANT

(VOID AFTER JANUARY 25, 2016)

22nd Century Group, Inc. a Nevada corporation (the “Company”), for value received, hereby certifies that [__________], or its registered assigns (the “Registered Holder”), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or after January 25, 2011 and on or before 5:00 p.m. (Eastern time) on January 25, 2016 (the “Exercise Period”), [________] shares of common stock, $0.0001 par value per share, of the Company (“Common Stock”) at a purchase price of $1.50 per share of Common Stock.  The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Shares” and the “Purchase Price,” respectively. This Warrant is one of a series of Warrants issued by the Company of like tenor, except as to the number of shares of Common Stock subject thereto (collectively, the “Company Warrants”).

1.           Exercise.

(a)           Exercise Procedure.  The Registered Holder may, at its option, elect to exercise this Warrant, in whole or in part, by surrendering this Warrant at the principal office of the Company, or at such other office or agency as the Company may designate, with the purchase form appended hereto as Exhibit I (the “Purchase Form”) duly executed by or on behalf of the Registered Holder, subject also to the following:

(i)           The Registered Holder may elect to exercise this Warrant at any time or from time to time during the Exercise Period, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise (a “Cash Exercise”); or

(ii)          The Registered Holder may elect to exercise this Warrant during the Exercise Period upon the later of: (A) one (1) year following the Company’s filing of a Form 8-K with respect to the transactions contemplated by that certain Agreement and Plan of Merger and Reorganization (the “Merger”) by and among the Company, 22nd Century Acquisition Subsidiary, LLC, and 22nd Century Limited, LLC (the “Form 8-K Anniversary”) if a registration statement pursuant to the Securities Act of 1933, as amended (the “Securities Act”) with regard to the Warrant Shares has not been filed by the Form 8-K Anniversary and (B) thirty (30) days following the date on which the earlier filed registration statement with regard to the shares of Common Stock issued immediately upon consummation of the Merger has been declared effective by the United States Securities and Exchange Commission (the “SEC”) if a registration statement pursuant to the Securities Act with regard to the Warrant Shares has not been filed prior to the expiration of such thirty (30) day period, on a cashless basis by electing instead to receive upon exercise of this Warrant such number of Warrant Shares (the “Net Number”) determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)
B
For purposes of the foregoing formula:
A=	the total number of Warrant Shares with respect to which this Warrant is then being exercised.
B=	the then applicable Fair Market Value per share as determined pursuant to Section 2(d) hereof.
C=	the Purchase Price.

A facsimile signature of the Registered Holder on the Purchase Form shall be sufficient for purposes of exercising this Warrant, provided that the Company receives the Registered Holder’s original signature on the Purchase Form within three (3) business days thereafter.

(b)          Exercise Date.  Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant, the completed and executed Purchase Form, and the Purchase Price (either in cash in a Cash Exercise or in the relinquishment of the right to acquire the appropriate number of shares of Common Stock in a Cashless Exercise) shall have been surrendered to the Company as provided in subsection 1(a) above (the “Exercise Date”).  At such time, the Person or Persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(c)           Issuance of Certificates.  As soon as practicable after the exercise of this Warrant in whole or in part, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct:

(i)          a certificate for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

(ii)          in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such Warrant Shares called for on the face of this Warrant minus the number of Warrant Shares for which this Warrant was so exercised.

(d)          Provisions Related to Non-US Persons.

(i)           Each Registered Holder who is not a US Person (“US Person”) as defined in Regulation S under the Securities Act is required to give:

(A) Written certification that it is not a US Person and the Warrant is not being exercised on behalf of a US Person; or

(B) A written opinion of counsel to the effect that the Warrant and the securities delivered upon exercise thereof have been registered under the Securities Act or are exempt from registration thereunder.

(ii)          If the Registered Holder is not a US Person, procedures shall be implemented by the Company to ensure that the Warrant may not be exercised within the United States, and that the Warrant Shares issuable upon exercise of the Warrant may not be delivered within the United States upon exercise, other than in offerings deemed to meet the definition of “offshore transaction” pursuant to Rule 902(h) under the Securities Act, unless registered under the Securities Act or an exemption from such registration is available.

2.           Adjustments.

(a)           Adjustment for Stock Splits and Combinations.  If the Company shall at any time or from time to time after the date on which this Warrant was first issued (or, if this Warrant was issued upon partial exercise of, or in replacement of, another warrant of like tenor, then the date on which such original warrant was first issued) (the “Original Issue Date”) effect a subdivision of the outstanding shares of Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased and the number of Warrant Shares shall be proportionately increased.  If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased and the number of Warrant Shares shall be proportionately decreased.  Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b)          Adjustment for Issuance of Additional Shares.

(i)           If the Company shall at any time or from time to time after the Original Issue Date issue additional shares of Common Stock (the “Additional Shares”) without consideration or for consideration per share of Common Stock less than the Purchase Price then in effect immediately before such issuance (a "Diluting Issuance"), other than with respect to shares of Common Stock issued to (a) the Company's employees, officer or directors in connection with their employment or retention of services not to exceed the number of shares of Common Stock reserved in the Company's equity incentive plans, or (b) customers or vendors in connection with bona fide business transactions, the Purchase Price in effect immediately before such Diluting Issuance shall be reduced, concurrently with such Diluting Issuance, to a price (calculated to the nearest hundredth of a cent) determined by multiplying the Purchase Price in effect immediately before the Diluting Issuance by a fraction:

(A)        the numerator of which is the number of shares of Common Stock outstanding immediately before such Diluting Issuance plus the number of shares of Common Stock that would have been issued if such Additional Shares had been issued at a price per share equal to the Purchase Price in effect immediately before such Diluting Issuance; and

(B)         the denominator of which is the number of shares of Common Stock outstanding immediately before such Diluting Issuance plus the number of such Additional Shares.

(ii)          Upon each adjustment of the Purchase Price as set forth in subsection 2(b)(i) above, the number of Warrant Shares issuable upon exercise of the Warrant shall be increased to equal the quotient obtained by dividing:

(A) the product resulting from multiplying (i) the number of Warrant Shares issuable upon exercise of the Warrant by (ii) the Purchase Price, in each case as in effect immediately before such Diluting Issuance, by

(B) the adjusted Purchase Price pursuant to subsection 2(b)(i) above.

(iii)         For the purpose of this subsection 2(b), all shares of Common Stock issuable upon exercise of any outstanding convertible securities or options, warrants, or other rights to acquire shares of Common Stock of the Company shall be deemed to be outstanding.

(c)           Adjustment for Reorganization.  If, after the Original Issue Date, there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which the shares of Common Stock are converted into or exchanged for securities, cash or other property (collectively, a “Reorganization”), then, following such Reorganization, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive pursuant to such Reorganization if such exercise had taken place immediately prior to such Reorganization.  Notwithstanding the foregoing sentence, if (x) there shall occur any Reorganization in which the shares of Common Stock are converted into or exchanged for anything other than solely equity securities, and (y) the equity securities of the acquiring or surviving company is publicly traded, then, as part of such Reorganization, (i) the Registered Holder shall have the right thereafter to receive upon the exercise hereof such number of shares of equity securities of the acquiring or surviving company as is determined by multiplying (A) the number of shares of Common Stock subject to this Warrant immediately prior to such Reorganization by (B) a fraction, the numerator of which is the Fair Market Value (as determined in subsection 2(d) below) per share of Common Stock as of the effective date of such Reorganization, and the denominator of which is the fair market value per share of equity securities of the acquiring or surviving company as of the effective date of such transaction, as determined in good faith by the Board of Directors of the Company (the “Board”) (using the principles set forth in subsection 2(d) to the extent applicable), and (ii) the exercise price per share of equity securities of the acquiring or surviving company shall be the Purchase Price divided by the fraction referred to in clause (B) above.  In any such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

(d)          The Fair Market Value per share of Common Stock shall be determined as follows:

(i)           If the shares of Common Stock are listed on a national securities exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the NYSE/AMEX or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the Exercise Date (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (ii) below).

(ii)          If the shares of Common Stock are not listed on a national securities exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the NYSE/AMEX or another nationally recognized U.S. trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board to represent the fair market value per share of Common Stock (including without limitation a determination for purposes of granting shares of Common Stock or options to purchase shares of Common Stock under any plan, agreement or arrangement with employees of the Company); and, upon request of the Registered Holder, the Board (or a representative thereof) shall, as promptly as reasonably practicable but in any event not later than ten (10) days after such request, notify the Registered Holder of the Fair Market Value per share of Common Stock and furnish the Registered Holder with reasonable documentation of the Board’s determination of such Fair Market Value.  Notwithstanding the foregoing, if the Board has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board shall make, and shall provide or cause to be provided to the Registered Holder notice of, a determination of the Fair Market Value per share of Common Stock within fifteen (15) days of a request by the Registered Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection 2(c) shall be delayed until such determination is made and notice thereof is provided to the Registered Holder.

(e)           Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 2, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than ten (10) days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Purchase Price) and showing in detail the facts upon which such adjustment or readjustment is based.  The Company shall, as promptly as reasonably practicable after the written request at any time of the Registered Holder (but in any event not later than ten (10) days thereafter), furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Purchase Price then in effect and (ii) the number of Warrant Shares and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

3.           No Fractional Shares.  The Company shall not be required upon the exercise of this Warrant to issue any fractional shares of Common Stock, but shall pay the value thereof to the Registered Holder in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 2(d) above.

4.           Transfers, etc.

(a)           Notwithstanding anything to the contrary contained herein, this Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) such sale or transfer shall be exempt from the registration requirements of the Securities Act and the Company shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.  Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder which is an entity to a wholly owned subsidiary of such entity, a transfer by a Registered Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, or a transfer by a Registered Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that the transferee in each case agrees in writing to be subject to the terms of this Section 4, or (ii) a transfer made in accordance with Rule 144 under the Securities Act.

(b)           Any certificate that may be issued representing Warrant Shares shall bear a legend substantially in the following form:

“The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may not be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration under such act or an exemption from registration, which, in the opinion of counsel reasonably satisfactory to counsel for this corporation, is available.”

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, following any sale of such Warrant Shares pursuant to Rule 144 under the Securities Act (and the holder thereof has submitted a written request for removal of the legend indicating that the holder has complied with the applicable provisions of Rule 144) or at such time as the Warrant Shares are sold or transferred in accordance with the requirements of a registration statement of the Company on such form as may then be in effect.

(c)           The Company will maintain a register containing the name and address of the Registered Holder of this Warrant.  The Registered Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.

(d)           Subject to the provisions of this Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company (or, if another office or agency has been designated by the Company for such purpose, then at such other office or agency).

5.           No Impairment.  The Company will not, by amendment of its Articles of Incorporation or By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder against impairment.

6.           Notices of Record Date, etc.  In the event:

(a)           the Company shall take a record of the holders of its shares of Common Stock (or other securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any other securities, or to receive any other right; or

(b)           of any capital reorganization of the Company, any reclassification of the shares of Common Stock of the Company, any consolidation or merger of the Company with or into another corporation, or any transfer of all or substantially all of the assets of the Company; or

(c)           of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such above case, the Company will send or cause to be sent to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of shares of Common Stock (or such other securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up.  Such notice shall be sent at least ten (10) days prior to the record date or effective date for the event specified in such notice.

7.           Reservation of Stock.  The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of shares of Common Stock and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

8.           Exchange or Replacement of Warrants.

(a)           Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of the Registered Holder, at the Company’s expense, a new warrant or warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of Units (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

(b)           Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new warrant of like tenor.

9.           Notices.  All notices and other communications from the Company to the Registered Holder in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the address last furnished to the Company in writing by the Registered Holder.  All notices and other communications from the Registered Holder to the Company in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight delivery service guaranteeing next business day delivery, to the Company at its principal office set forth below.  If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice. All such notices and communications shall be deemed delivered one business day after being sent via a reputable international overnight courier service guaranteeing next business day delivery.

10.         No Rights as Stockholder.  Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

11.         Amendment or Waiver.  Any term of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holders of Company Warrants representing at least a majority of the number of shares of Common Stock then subject to outstanding Company Warrants.

12.         Section Headings.  The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

13.         Governing Law.  This Warrant will be governed by and construed in accordance with the internal laws of the State of New York (without reference to the conflicts of law provisions thereof).

14.         Facsimile Signatures. This Warrant may be executed by facsimile signature.

[Signature Page to Follow]

EXECUTED as of the Date of Issuance indicated above.

22nd Century Group, Inc.

By:
Name: Joseph Pandolfino
Title: Chief Executive Officer

Address:

8201 Main Street, Suite 6
Williamsville, NY 14221
Fax No.: (716) 877-3964

EXHIBIT I

PURCHASE FORM

To: 22nd Century Group, Inc.	Dated:____________

The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby irrevocably elects to purchase _______ shares of Common Stock of 22nd Century Group, Inc. covered by such Warrant.

The undersigned intends that payment of the Purchase Price shall be made as:

____ a Cash Exercise with respect to ______________ Warrant Shares;

and/or

____ a Cashless Exercise with respect to _____________ Warrant Shares.

The undersigned hereby represents and warrants as follows:

(a)  the undersigned is acquiring such shares of Common Stock for its own account for investment and not for resale or with a view to distribution thereof in violation of the Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act"); and

(b)  (i) the undersigned is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act and was not organized for the purposes of acquiring the Warrant or such shares of Common Stock or (ii) the undersigned is not a US Person as defined in Regulation S under the Securities Act, and the Warrant is not being exercised on behalf of a US Person.  The undersigned's financial condition is such that it is able to bear the risk of holding such securities for an indefinite period of time and the risk of loss of its entire investment.  The undersigned has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of investment in the Company.

The undersigned herewith makes payment of the full Purchase Price for such shares of Common Stock at the price per share provided for in such Warrant.

Signature:
Address:

EXHIBIT II

ASSIGNMENT FORM

FOR VALUE RECEIVED, ______________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ____) with respect to the number of shares of Common Stock of 22nd Century Group, Inc. covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares

The undersigned hereby agrees that it will not sell, assign or transfer the right, title and interest in and to the Warrant unless applicable federal and state securities laws have been complied with.

Dated:_____________________

Signature:________________________________

Signature Guaranteed:__________________________

By: _______________________

The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

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